                          MAP - GOVERNMENT FUND, INC.

To Our Shareholders:

PERFORMANCE

For the six months ending June 30, 1998, MAP-Government Fund returned 2.4% after expenses. MAP-Government Fund continues to provide competitive returns to its shareholders. As of June 30, 1998, the Fund's 7-day and 30-day yields were 4.87% and 4.86%, respectively.

IMPORTANT ORGANIZATIONAL DEVELOPMENTS

Recently, you received a "sticker" supplement to your MAP-Government Fund prospectus dated August 6. This notice announced the proposed sale of most of the life insurance and annuity businesses of MAP-Government's sponsor, MBL Life Assurance Corporation, to Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc. The supplement also described the possible effects of that transaction on MAP-Government, and its investment adviser and distributor, First Priority Investment Corporation. I want to further discuss what this announcement and related actions may mean for MAP-Government and for you as an investor in the Fund, including the future directions currently being considered by MAP-Government's Board of Directors.

First Priority, which is an indirectly owned subsidiary of MBL Life, is not part of the transaction between MBL Life and SunAmerica. Consequently, First Priority will most likely be dissolved at some point in 1999. MBL Life will also cease to be the Fund's sponsor at the same time.

The sale of MBL Life's insurance businesses will effect a resolution to the Mutual Benefit Life Rehabilitation. As a result, MBL Life affiliates or related entities, which own 96 percent of the outstanding shares of MAP-Government, will redeem those shares completely. These withdrawals will increase the Fund's operating costs and may also reduce the Fund's yield for remaining shareholders. To lessen this impact through the end of this year, First Priority will continue to assume the operating expenses of the Fund (with some exceptions) to the extent the expenses exceed .75 percent (on an annualized basis) of daily net assets.

In light of these facts, MAP-Government's Board must consider whether it is economically viable for the Fund to continue in the long term. The Board may decide that the Fund should be terminated. If this occurs, the plan of dissolution would be subject to shareholders' approval.

We will notify you of any proposed plan in a timely manner. In the meantime, we appreciate your continued support and welcome your comments and observations.

                                          Sincerely,

                                                       [SIGNATURE]

                                          KATHLEEN M. KOERBER
                                          PRESIDENT

August 10, 1998

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders:

Short term interest rates remained unchanged throughout the first half of 1998. The Federal Reserve Board left the Federal Funds rate at 5.50%, where it has been since March 1997 when the rate was increased by 25 basis points. The Federal Discount rate was also left unchanged at 5.00%. The 90-day Treasury Bill is currently yielding approximately 5.00%.

The U.S. economy is in its eighth year of economic expansion. The first quarter ended with strong growth and potential for a slowing economy later in the year. Signals of a slow-down were seen in the second quarter. Job creation slowed in June as the unemployment rate rose to 4.5% after marking a 28 year low of 4.3% in May. The National Association of Purchasing Managers ("NAPM") reported manufacturing activity contracted in June after 22 consecutive months of growth. The NAPM monthly index fell from 51.4 in May to 49.6 in June. Analysts had expected a modest decrease to 51.2; however, June's index below 50 suggests the outlook for U.S. manufacturers is weakening.

The U.S. Commerce Department reported revised figures for the first quarter that indicated the U.S. economy grew at a faster rate than previously estimated. Gross Domestic Product ("GDP") rose at a revised 5.4% (annualized) vs. the previous estimate of 5.0%. Based on leading economic indicators in May, the Conference Board anticipated second quarter GDP growth would exceed 3.0% (annualized) with a slow-down in the second half of the year. The Asian crisis, the GM strike (3 weeks old at the end of June) and a record build-up of business inventories that occurred in the first quarter are expected to temper the economy. As a result, some analysts were starting to forecast GDP growth in the range of 1.5% to 2.5% (annualized) for the second quarter. Economists' opinions remain split regarding the direction of interest rates later this year.

Given the current economic outlook, we feel the appropriate investment strategy for the MAP-Government portfolio is to maintain an average weighted maturity of 45-65 days.

                                          Sincerely,

                                                     [SIGNATURE]

                                          DAVID A. JAMES
                                          FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

August 12, 1998

STATEMENT OF ASSETS AND LIABILITIES
MAP - GOVERNMENT FUND, INC.
JUNE 30, 1998 (UNAUDITED)

ASSETS

Investments (cost $79,482,195)....................  $79,482,195
Cash..............................................       48,208
Receivable for Fund shares sold...................      226,205
Prepaid expense and other.........................        6,311
                                                    ------------
        Total Assets..............................   79,762,919
                                                    ------------
LIABILITIES

Payable for Fund shares redeemed..................       16,965
Investment advisory fee payable...................       77,130
Accounts payable and accrued expenses.............       31,119
                                                    ------------
        Total Liabilities.........................      125,214
                                                    ------------
        Net Assets................................  $79,637,705
                                                    ------------
                                                    ------------

NET ASSETS
Capital stock (79,637,705 shares of $.01 par value
  capital stock outstanding, 2,000,000,000 shares
  authorized).....................................  $   796,377
Paid-in capital...................................   78,841,328
                                                    ------------
        Net Assets................................  $79,637,705
                                                    ------------
                                                    ------------
Net asset value, offering price and redemption
  price per share
  ($79,637,705  DIVIDED BY 79,637,705 shares of
  capital stock outstanding)......................        $1.00
                                                    ------------
                                                    ------------

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP - GOVERNMENT FUND, INC.
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income
  Interest........................................  $2,116,895
                                                    ----------

Expenses
  Investment advisory fee.........................     152,036
  Transfer agent..................................      29,186
  Custodian.......................................      28,635
  Filing fees.....................................      13,928
  Audit...........................................      13,634
  Insurance expense...............................       6,959
  Printing........................................       4,276
  Directors' fees.................................       4,000
  Legal...........................................       3,057
  Miscellaneous...................................         822
                                                    ----------
                                                       256,533
                                                    ----------
    Net Investment Income.........................  $1,860,362
                                                    ----------
                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
MAP - GOVERNMENT FUND, INC.

(UNAUDITED)

                                                                              SIX MONTHS
                                                                                 ENDED           YEAR ENDED
                                                                               JUNE 30,         DECEMBER 31,
                                                                                 1998               1997
                                                                             -------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income....................................................  $  1,860,362       $   4,609,545
                                                                             -------------     ---------------
    Net Increase in Net Assets Resulting from Operations...................     1,860,362           4,609,545

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.....................................    (1,860,362)         (4,609,545)

FROM CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets from capital share transactions...............    (1,214,148)        (28,902,885)
                                                                             -------------     ---------------
    Net Decrease in Net Assets.............................................    (1,214,148)        (28,902,885)

NET ASSETS
  Beginning of period......................................................    80,851,853         109,754,738
                                                                             -------------     ---------------
  End of period............................................................  $ 79,637,705       $  80,851,853
                                                                             -------------     ---------------
                                                                             -------------     ---------------

See notes to financial statements.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                          MAP - GOVERNMENT FUND, INC.
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL FARM CREDIT BANK (8.6%)
$  635,000  5.40%, due July 9, 1998....................................................  $   634,238
 1,498,000  5.29%, due July 20, 1998...................................................    1,493,822
   970,000  5.50%, due July 23, 1998...................................................      966,740
 1,009,000  5.27%, due August 3, 1998..................................................    1,004,126
   787,000  5.48%, due August 4, 1998..................................................      782,927
 2,000,000  5.43%, due November 16, 1998...............................................    1,958,370
                                                                                         -----------
                                                                                           6,840,223
                                                                                         -----------
            FEDERAL HOME LOAN BANK BOARD (22.3%)
   510,000  5.41%, due July 6, 1998....................................................      509,617
 1,295,000  5.39%, due July 8, 1998....................................................    1,293,643
   400,000  5.45%, due July 10, 1998...................................................      399,455
   605,000  5.40%, due July 22, 1998...................................................      603,094
   479,000  5.45%, due July 22, 1998...................................................      477,477
 1,407,000  5.40%, due July 24, 1998...................................................    1,402,146
   820,000  5.38%, due July 29, 1998...................................................      816,569
 2,000,000  5.27%, due August 7, 1998..................................................    1,989,167
 1,100,000  5.27%, due August 12, 1998.................................................    1,093,237
 1,047,000  5.40%, due August 20, 1998.................................................    1,039,148
   885,000  5.38%, due August 21, 1998.................................................      878,255
   830,000  5.44%, due August 28, 1998.................................................      822,726
 1,000,000  5.33%, due September 16, 1998..............................................      988,600
   530,000  5.45%, due September 16, 1998..............................................      523,822
   500,000  5.38%, due September 18, 1998..............................................      494,097
 1,175,000  5.34%, due September 23, 1998..............................................    1,160,360
   710,000  5.40%, due October 14, 1998................................................      698,818
   590,000  5.35%, due November 12, 1998...............................................      578,251
 1,165,000  5.35%, due November 12, 1998...............................................    1,141,800
   435,000  5.36%, due November 13, 1998...............................................      426,257
   390,000  5.35%, due November 25, 1998...............................................      381,480
                                                                                         -----------
                                                                                          17,718,019
                                                                                         -----------

                          MAP - GOVERNMENT FUND, INC.
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL HOME LOAN MORTGAGE CORP. (35.7%)
$  600,000  5.48%, due July 1, 1998....................................................  $   600,000
   480,000  5.41%, due July 2, 1998....................................................      479,928
 1,013,000  5.43%, due July 2, 1998....................................................    1,012,847
 1,715,000  5.40%, due July 7, 1998....................................................    1,713,456
   900,000  5.39%, due July 9, 1998....................................................      898,922
 1,000,000  5.42%, due July 13, 1998...................................................      998,193
   730,000  5.42%, due July 14, 1998...................................................      728,571
   825,000  5.41%, due July 15, 1998...................................................      823,264
 1,400,000  5.39%, due July 17, 1998...................................................    1,396,646
   433,000  5.43%, due July 27, 1998...................................................      431,302
   690,000  5.40%, due July 29, 1998...................................................      687,102
   830,000  5.41%, due July 30, 1998...................................................      826,386
 1,709,000  5.40%, due July 31, 1998...................................................    1,701,309
   615,000  5.45%, due July 31, 1998...................................................      612,207
 1,950,000  5.25%, due August 4, 1998..................................................    1,940,331
 1,400,000  5.44%, due August 4, 1998..................................................    1,392,807
 1,155,000  5.43%, due August 6, 1998..................................................    1,148,728
   850,000  5.40%, due August 11, 1998.................................................      844,777
   485,000  5.42%, due August 11, 1998.................................................      482,006
   850,000  5.39%, due August 13, 1998.................................................      844,528
 1,000,000  5.43%, due August 27, 1998.................................................      991,403
 1,475,000  5.43%, due August 28, 1998.................................................    1,462,108
 1,155,000  5.44%, due August 31, 1998.................................................    1,144,353
   765,000  5.42%, due September 4, 1998...............................................      757,514
   684,000  5.43%, due September 8, 1998...............................................      676,881
   945,000  5.43%, due September 25, 1998..............................................      932,753
 1,355,000  5.41%, due September 30, 1998..............................................    1,336,470
   385,000  5.42%, due September 30, 1998..............................................      379,725
   778,000  5.51%, due September 30, 1998..............................................      767,164
   465,000  5.37%, due October 1, 1998.................................................      458,619
                                                                                         -----------
                                                                                          28,470,300
                                                                                         -----------

                          MAP - GOVERNMENT FUND, INC.
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.2%)
$1,000,000  5.35%, due July 6, 1998....................................................  $   999,257
   560,000  5.41%, due July 10, 1998...................................................      559,243
   486,000  5.48%, due July 14, 1998...................................................      485,038
   783,000  5.40%, due July 15, 1998...................................................      781,356
 1,090,000  5.39%, due July 16, 1998...................................................    1,087,552
   973,000  5.41%, due July 21, 1998...................................................      970,076
 1,580,000  5.43%, due July 23, 1998...................................................    1,574,762
   600,000  5.48%, due July 27, 1998...................................................      597,625
 1,000,000  5.41%, due July 28, 1998...................................................      995,942
   444,000  5.43%, due July 30, 1998...................................................      442,058
   534,000  5.40%, due August 5, 1998..................................................      531,196
   680,000  5.45%, due August 5, 1998..................................................      676,397
   725,000  5.44%, due August 7, 1998..................................................      720,946
 1,102,000  5.40%, due August 10, 1998.................................................    1,095,388
 1,040,000  5.45%, due August 14, 1998.................................................    1,033,072
 1,440,000  5.44%, due August 18, 1998.................................................    1,429,555
 1,035,000  5.41%, due August 24, 1998.................................................    1,026,609
   505,000  5.33%, due September 1, 1998...............................................      500,364
 1,000,000  5.33%, due September 8, 1998...............................................      989,784
   953,000  5.41%, due September 11, 1998..............................................      942,689
   895,000  5.38%, due September 23, 1998..............................................      883,765
 1,000,000  5.43%, due September 24, 1998..............................................      987,179
   480,000  5.42%, due September 25, 1998..............................................      473,785
   465,000  5.43%, due September 28, 1998..............................................      458,764
   638,000  5.43%, due September 28, 1998..............................................      629,435
   744,000  5.39%, due September 29, 1998..............................................      733,975
 1,190,000  5.43%, due October 6, 1998.................................................    1,172,589
 1,000,000  5.38%, due October 16, 1998................................................      984,009
 1,000,000  5.40%, due November 9, 1998................................................      980,350
 1,100,000  5.36%, due November 23, 1998...............................................    1,076,252
   650,000  5.35%, due December 7, 1998................................................      634,641
                                                                                         -----------
                                                                                          26,453,653
                                                                                         -----------
            TOTAL INVESTMENTS (99.8%) (cost $79,482,195)(1)............................  $79,482,195
                                                                                         -----------
                                                                                         -----------

---------
(1) Also represents cost for federal income tax purposes.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP - GOVERNMENT FUND, INC. (UNAUDITED)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

MAP - Government Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments are valued at amortized cost which approximates market value. Under this method, securities are initially valued at cost on their acquisition date and their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. Security transactions are recorded on the date of purchase or sale. Interest is accrued daily. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its net investment income and net realized capital gains, if any, to its shareholders.

DIVIDENDS: The Fund declares dividends daily from net investment income and net realized capital gains, if any, and distributes such dividends monthly.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory, service and distribution agreements with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory agreement, the Fund pays FPIC a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly. Under the terms of the service agreement, FPIC reimburses MBL Life for services provided in connection with FPIC's obligations under the investment advisory agreement.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the period to the Fund's disinterested directors amounted to $2,600. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with FPIC is paid by the affiliated entities.

NOTE C -- RELATED PARTY TRANSACTIONS

As of June 30, 1998, MBL Life and certain related entities (the "MBL Entities") owned 76,163,687, or 96% of the outstanding shares of the Fund.

On July 15, 1998, MBL Life entered into an agreement with Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc., for the purchase of the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of The Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation.

In connection with the resolution of the proceedings associated with the Plan of Rehabilitation, the MBL Entities will no longer retain their respective interests in the Fund. Redemptions of Fund shares by the MBL Entities will cause the Fund's ratio of expenses to average net assets to increase. However, FPIC has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions and extraordinary expenses) to the extent such daily expenses exceed .75% (on an annualized basis) of the Fund's daily net assets through December 31, 1998.

Under the terms of the Acquisition, MBL Life's interest in FPIC will not be included in the assets that are transferred to Anchor National. At the present time, it is anticipated that FPIC will begin the process of terminating all business operations at some point in time after the Closing.

In any event, the Board of Directors of the Fund is considering alternatives with regard to the Fund, including the possible liquidation and dissolution of the Fund. Among the factors being taken into account is whether, as a result of the planned redemption of Fund shares by the MBL Entities, the Fund can continue to operate in an economically viable manner.

NOTE D -- CAPITAL STOCK

A summary of capital share transactions, at $1.00 per share, follows:

                                                  Six Months
                                                     Ended            Year Ended
                                                 June 30, 1998     December 31, 1997
                                               -----------------   -----------------
Shares sold..................................      21,804,304          86,183,937
Shares issued in reinvestment of income
  dividends and capital gain distributions...       1,857,965           4,589,664
                                               -----------------   -----------------
                                                   23,662,269          90,773,601
Shares repurchased...........................     (24,876,417)       (119,676,486)
                                               -----------------   -----------------
Net decrease.................................      (1,214,148)        (28,902,885)
                                               -----------------   -----------------
                                               -----------------   -----------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.

                                  (UNAUDITED)

Selected data for each share of capital stock outstanding throughout the periods indicated:

                                       SIX
                                      MONTHS
                                      ENDED                YEAR ENDED DECEMBER 31,
                                     JUNE 30,    --------------------------------------------
                                       1998        1997        1996        1995        1994
                                     --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income..............     0.024       0.049       0.048       0.052       0.035
Dividends from net investment
  income...........................    (0.024)     (0.049)     (0.048)     (0.052)     (0.035)
                                     --------    --------    --------    --------    --------
Net Asset Value, End of Period.....  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Total Return.......................  2.44%       4.97%       4.87%       5.17%       3.53%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net Assets, End of Period
  (thousands)......................  $79,638     $80,852     $109,755    $81,025     $89,518
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Expenses to Average Net
  Assets(1)........................  0.33%       0.62%       0.62%       0.69%       0.73%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Net Investment Income to
  Average Net Assets(1)............  2.41%       4.86%       4.76%       5.17%       3.53%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------

See notes to financial statements.

(1) Without reimbursement by adviser, the ratio of expenses to average net assets would have been 0.75%, and the ratio of net investment income to average net assets would have been 3.51% for the year ended December 31, 1994. (See Note B of the notes to financial statements.)

                          MAP - GOVERNMENT FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                                      and
                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

                                     [LOGO]

                                     MAP -
                                   Government
                                   Fund, Inc.
                               SEMIANNUAL REPORT
                                 JUNE 30, 1998
FS-631 (8-98)
                 ---------------------------------------------